                                                                   EXHIBIT 99.6

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
 -------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1        Summary of Bank and Investment Accounts

Attachment 2        Schedule of Receipts and Disbursements

Attachment 3        Bank and Investment Account Statements

Attachment 4        Income Statement

Attachment 5        Balance Sheet

Attachment 6        Summary of Due To/Due From Intercompany Accounts

Attachment 7        Accounts Receivable Aging

Attachment 8        Accounts Payable Detail

Attachment 9        Notes to July Monthly Operating Report

                                    Summary Of Bank, Investment & Petty Cash Accounts                        Attachment 1
                                    -------------------------------------------------
                                            Great River Cruise Line, L.L.C.
                                            -------------------------------
Summary                                         Case No: 01-10963 (JCA)                                         UNAUDITED
                                                -----------------------
Great River Cruise Line, LLC                    For Month Of July, 2002
                                                -----------------------
                                               Balances
                                    ------------------------------     Receipts &                   Bank
                                       Opening         Closing         Disbursements             Statements        Account
Account                             As Of 7/01/02    As Of 7/31/02       Included                 Included        Reconciled
-------                             -------------    -------------     -------------            -------------     ----------
Delta Queen Steamer                   11,195.31        9,348.66                 Yes                  No - Not        Yes
Hibernia                                                                                        Concentration
Account # - 812-395-270                                                                               Account

Delta Queen                                0.00            0.00                No -                Not A Bank         No
Petty Cash                                                              No Activity                   Account

                                                                         Receipts & Disbursements                    Attachment 2
                                                                         ------------------------
                                                                      Great River Cruise Line, L.L.C.
                                                                      -------------------------------
R&D - Hibernia - DQ Steamer                                              Case No: 01-10963 (JCA)                        UNAUDITED
                                                                         -----------------------
                                                                                 Hibernia
                                                                                 --------
                                                                           Delta Queen Steamer
                                                                           -------------------
                                                                         Account # - 812-395-270
                                                                         -----------------------
                                                                           1 Jul 02 - 31 Jul 02
                                                                           --------------------
Opening Balance - 1 Jul 02
                                      11,195.31

Receipts





                                           0.00                 Total Receipts


Disbursements

                                                                To The Delta Queen Steamboat Co. -
                                                                Hibernia - DQ Payroll Account (812-395-289)
                                                                Lay-Up - Waste Removal
                                                                Crew Maintenance (P&I)
                                                                Crew Pay-Off - Start-Up





                                           0.00                 Total Disbursements (* See Footnote)


Closing Balance - 31 Jul 02
                                      9,348.66

         *$1,846.65 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                                          Concentration & Investment Account Statements               Attachment 3
                                                          ---------------------------------------------
                                                                 Great River Cruise Line, L.L.C.
Summary                                                              Case No: 01-10963 (JCA)
                                                                     -----------------------
Great River Cruise Line, LLC                                         For Month Of July, 2002
                                                                     -----------------------
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                    Date: 14-AUG-02 16:54:52
INCOME STATEMENT - ATTACHMENT 4         Page:   1
Current Period: JUL-02

currency USD
Company=22 (DELTA QUEEN)
                                        PTD-Actual
                                        31-Jul-02
                                        ----------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                        ----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                         25,138.91
                                        ----------
Total Operating Expenses                 25,138.91

                                        ----------
Gross Profit                            (25,138.91)

SG&A Expenses
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                        ----------
Total SG&A Expenses                           0.00

                                        ----------
EBITDA                                  (25,138.91)

Depreciation                                  0.00

                                        ----------
Operating Income                        (25,138.91)

Other Expense/(Income)
Interest Income                               0.00
Equity in Earnings for Sub                    0.00
Reorganization expenses                       0.00
                                        ----------
Total Other Expense/(Income)                  0.00

                                        ----------
Net Pretax Income/(Loss)                (25,138.91)

Income Tax Expense                            0.00

                                        ----------
Net Income/(Loss)                       (25,138.91)
                                        ==========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:49
BALANCE SHEET - ATTACHMENT                             Page: 1
Current Period: JUL-02

currency USD
Company=22 (DELTA QUEEN)
                                        YTD-Actual            YTD-Actual
                                        31-Jul-02             22-Oct-02
                                      -------------         -------------
ASSETS

Cash and Equivalent                        8,334.95             64,522.98

Restricted Cash                                0.00                  0.00

Accounts Receivable                          500.00             33,451.42

Inventories                                    0.00            270,331.59

Prepaid Expenses                               0.00             37,922.40

Other Current Assets                           0.00             14,555.00

                                      -------------         -------------
Total Current Assets                       8,834.95            420,783.39


Fixed Assets                                   0.00         27,296,694.44

Accumulated Depreciation                       0.00         (15,065,339.51)

                                      -------------         -------------
Net Fixed Assets                               0.00         12,231,354.93


Net Goodwill                                   0.00                  0.00

Intercompany Due To/From              (6,364,192.77)        (9,202,583.95)

Net Deferred Financing Fees                    0.00                  0.00

Net Investment in Subsidiaries                 0.00                  0.00

                                      -------------         -------------
Total Other Assets                    (6,364,192.77)        (9,202,583.95)

                                      -------------         -------------
Total Assets                          (6,355,357.82)         3,449,554.37
                                      =============         =============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:49
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUL-02

currency USD
Company=22 (DELTA QUEEN)
                                        YTD-Actual            YTD-Actual
                                        31-Jul-02             22-Oct-02
                                      -------------         -------------
LIABILITIES

Accounts Payable                             689.27              5,758.93

Accrued Liabilities                            0.00            715,443.75

Deposits                                       0.00          2,045,629.83

                                      -------------         -------------
Total Current Liabilities                    689.27          2,766,832.51


Long Term Debt                                 0.00                  0.00

Other Long Term Liabilities                    0.00                  0.00

                                      -------------         -------------
Total Liabilities                            689.27          2,766,832.51


Liabilities Subject to Compromise        540,730.95            490,370.44


OWNER'S EQUITY

Common Stock                                   0.00                  0.00

Add'l Paid In Capital                  3,701,000.00          3,701,000.00

Current Net Income (Loss)             (7,511,799.59)        (2,206,220.03)

Retained Earnings                     (3,085,978.45)        (1,302,428.55)

                                      -------------         -------------
Total Owner's Equity                  (6,896,778.04)           192,351.42

                                      -------------         -------------
Total Liabilities & Equity            (6,355,357.82)         3,449,554.37
                                      =============         =============

GREAT RIVER CRUISE LINE, L.L.C.                     ATTACHMENT 6                                              01-10963 (JCA)
                                       Summary List of Due To/Due From Accounts
                                           For the Month Ended July 31, 2002

                                                              BEGINNING                                           ENDING
AFFILIATE NAME                             CASE NUMBER         BALANCE           DEBITS         CREDITS           BALANCE
--------------                             -----------      -------------        ------        ---------       -------------
American Classic Voyages Co.                 01-10954       (6,702,386.55)         --               --         (6,702,386.55)
AMCV Cruise Operations, Inc.                 01-10967       (9,445,920.46)         --          17,274.22       (9,463,194.68)
The Delta Queen Steamboat Co.                01-10970       10,542,163.90        468.65         8,333.34       10,534,299.21
DQSB II, Inc.                                01-10974             (367.05)         --               --               (367.05)
Great AQ Steamboat, L.L.C                    01-10960          168,013.44          --               --            168,013.44
Great Pacific NW Cruise Line, L.L.C          01-10977            4,812.08          --               --              4,812.08
Great Ocean Cruise Line, L.L.C               01-10959          503,950.75          --               --            503,950.75
Cruise America Travel, Incorporated          01-10966       (1,419,142.24)         --               --         (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C           01-10964           18,978.71          --               --             18,978.71
Cape Cod Light, L.L.C                        01-10962             (270.05)         --               --               (270.05)
Cape May Light, L.L.C                        01-10961           33,543.95          --               --             33,543.95
Project America, Inc.                             N/A          (11,144.65)         --               --            (11,144.65)
Oceanic Ship Co.                                  N/A             (257.75)         --               --               (257.75)
Great Hawaiian Cruise Line, Inc.             01-10975              (60.73)         --               --                (60.73)
Great Hawaiian Properties Corporation        01-10971          (41,555.00)         --               --            (41,555.00)
American Hawaii Properties Corporation       01-10976            9,562.38          --               --              9,562.38
CAT II, Inc.                                 01-10968            1,025.41          --               --              1,025.41
                                                            -------------        ------        ---------       -------------
                                                            (6,339,053.86)       468.65        25,607.56       (6,364,192.77)
                                                            =============        ======        =========       =============

GREAT RIVER CRUISE LINE, L.L.C.                           CASE#: 01-10963 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                        0-30 DAYS       31-60 DAYS      61-90 DAYS       91+ DAYS        TOTAL
-------                                        ---------       ----------      ----------       --------        ------
Paymentech Credit Card Processor                                                                   0.00           0.00
American Express Credit Card Processor                                                                            0.00
Discover Credit Card Processor                                                                                    0.00
Diners Credit Card Processor                                                                                      0.00
Travel Agents                                                                                                     0.00
Crew Member                                                                                      500.00         500.00
                                               ---------       ----------      ----------       --------        ------
Total                                            0.00             0.00            0.00           500.00         500.00
                                               =========       ==========      ==========       ========        ======





                                                               ATTACHMENT # 7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                     JULY-02

OUTSTANDING CHECKS:
                               12333 M. Richardson-Walmart                40.00
                               12335 J. Blasier-Capitol One               20.00
                               12385 J. Blasier-K. Hansen                150.00
                               12399 Peoria Historical Society           120.00
                               12404 Anthony May-Verizon                 200.00
                               12408 Peoria Historical Society           160.00
                                                                         ------
                               Total per G/L:                            690.00
                                                                         ======



                                             ATTACHMENT # 8

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Mississippi Queen, owned by the related debtor Great Ocean Cruise Line, LLC ("Great Ocean"), resumed voyage sailing on May 7, 2002 (the "cut-off date"). Pursuant to the asset purchase agreement dated May 31, 2002 (the "close date"), the revenue and expenses between the cut-off date and the close date accrued to the benefit of the Purchaser. The cash disbursements for such expenses, made on behalf of Great Ocean as part of the Debtors' commingled cash system, are not reflected herein on Attachment 2. An accounts receivable for these disbursements has been recorded on The Delta Queen Steamboat Co's books. due to the Debtors' commingled cash management system.